Money Market Funds

Prospectus Supplement

UBS Cashfund

Supplement to the Prospectus dated July 30, 2012

May 16, 2013

Dear Investor:

The purpose of this supplement is to update certain information about how fund shares are bought and sold. The fund is offered primarily as part of "sweep" programs for certain clients at UBS Financial Services Inc. That firm has decided to change its sweep programs, effective on or about July 15, 2013. Therefore, the description in the fund's prospectus about how you can buy and sell fund shares is being updated by means of this supplement.

An initial brief description of these changes appears first below. This is followed by a section-by-section updating of various portions of the "Managing your fund account" section of the prospectus.

The degree to which a given shareholder is impacted by these changes, if at all, will vary based upon a number of factors, including the type of account(s) he or she has, the fund(s) selected, and account or relationship asset levels.

UBS Financial Services Inc. has prepared additional detailed information about its sweep programs. The prospectus's description of those programs is only a brief summary of certain features; it is not intended as a substitute for the other program materials that your Financial Advisor can provide. Please contact your Financial Advisor if you have any questions regarding your account or the sweep programs.

Summary of changes:

The client account sweep program administered by UBS Financial Services Inc. is changing; under this program, free cash balances in certain client securities accounts are swept into money market funds or interest-bearing deposit accounts. These changes include the introduction of a new bank deposit sweep feature under which free cash balances in certain client business accounts are swept into interest-bearing deposit accounts (the "Business Account Sweep Program"). These changes include the following:

•  All accounts that participate in a sweep program will be subject to an automatic dollar limit or "cap" of $250,000 per account owner with respect to the amount that can be swept into bank deposit accounts at UBS Bank USA; and

•  For brokerage accounts that participate in a sweep program, cash balances in an account in excess of the dollar limit cap will be automatically invested in a deposit account at UBS AG, Stamford, Connecticut branch, unless the account holder has selected a money market fund as a secondary sweep option.

These changes will become effective on or about July 15, 2013. In addition, the checkwriting service will be discontinued effective on or about June 28, 2013. As a result of the changes, the prospectus is hereby revised as follows.

ZS-617

Detailed updating changes to the "Managing your fund account" portion of the prospectus:

In the section captioned "Managing your fund account," the sub-section headed "Automatic deposit account sweep program" on page 11 of the prospectus is hereby deleted in its entirety and replaced with the following:

Automatic sweep programs. UBS Financial Services Inc. administers (1) a bank deposit sweep program under which free cash balances in certain client securities accounts are swept into interest-bearing deposit accounts ("Deposit Account Sweep Program") and (2) a bank deposit sweep program under which free cash balances in certain client business accounts are swept into interest-bearing deposit accounts ("Business Account Sweep Program," and, together with the Deposit Account Sweep Program, "Bank Sweep Programs"). Investors who are eligible to participate in the Bank Sweep Programs are referred to as "eligible participants" below to distinguish them from other investors in the funds.

Free cash balances of eligible participants automatically default to an interest-bearing deposit account (based on account type) as a primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in interest-bearing deposit accounts.

All accounts participating in a Bank Sweep Program are subject to an automatic dollar limit or "cap" of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the applicable Bank Sweep Program. Available balances in excess of the cap will be automatically invested, for advisory accounts, in a fund based on program and account type, and for brokerage accounts, in deposit accounts at UBS AG unless a fund is selected by the eligible participant. (If you are unsure whether your account is classified as an "advisory account" or a "brokerage account," please contact your Financial Advisor.)

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

In the section captioned "Managing your fund account," the sub-section headed "Eligible participants" on page 12 of the prospectus is hereby deleted in its entirety and replaced with the following:

Eligible participants. Please see below for more information about eligible participants in the Bank Sweep Programs. UBS Financial Services Inc. accounts for eligible participants will automatically default to an interest-bearing deposit account, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Available balances in brokerage accounts in excess of the automatic dollar limit cap will be automatically deposited to UBS AG, Stamford, Connecticut Branch unless a money market fund has been selected or assigned by program and account type in the advisory programs. Clients with accounts not eligible for a Bank Sweep Program may select their sweep option from a list of available money market funds.

In the section captioned "Managing your fund account" and sub-headed "Buying shares by check" on page 12 of the prospectus, the third sentence is hereby deleted and replaced with the following:

Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by check.

In the section captioned "Managing your fund account" and sub-headed "Buying shares by wire" on pages 12-13 of the prospectus, the second paragraph is hereby deleted and replaced with the following:

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by wire.

In the section captioned "Managing your fund account" and sub-headed "Selling shares" on page 13 of the prospectus, the second sentence is hereby deleted in its entirety.

In the section captioned "Managing your fund account" and sub-headed "Selling shares automatically" on page 13 of the prospectus, the second sentence is hereby deleted and replaced with the following:

If you are a participant in a Bank Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account.

In the section captioned "Managing your fund account," the sub-section headed "Checkwriting service" on page 14 of the prospectus is hereby deleted in its entirety.

In the section captioned "Managing your fund account" and sub-headed "More information regarding 'Eligible Participants'" on page 15 of the prospectus, the first paragraph is hereby deleted and replaced with the following:

The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Deposit Account Sweep Program if each beneficiary is an eligible participant. The Deposit Account Sweep Program is not available to participants that are: (a) UBS Financial Services Institutional Consulting Program clients; (b) not resident in the United States; (c) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or (d) clients who are currently eligible for the Business Account Sweep Program.

The Business Account Sweep Program is available only to participants that are: (1) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations; (2) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended; (3) estates; or (4) trusts (if one or more of the beneficiaries is a business entity). The Business Account Sweep Program is not available to participants that are: (i) UBS Financial Services Institutional Consulting Program clients; (ii) not resident in the United States; (iii) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to ERISA; or (iv) clients who are currently eligible for the Deposit Account Sweep Program.

(Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services Inc. brokerage account (e.g., an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the Deposit

Account Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those applicable to advisory accounts.)

In the section captioned "Managing your fund account" and sub-headed "Additional information about your account" on pages 15-16 of the prospectus, the fifth sentence is hereby deleted and replaced with the following:

Participants in a Bank Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the bank deposit account cap and this minimum are both met.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.